Exhbiit 99.05


                               Kilowatt-Hour Sales
                              (In Millions of KWHs)


                                             3 Months Ended March
                              ------------------------------------------------
                                 2004                 2003             Change
                                 ----                 ----             ------
Kilowatt-Hour Sales-
Total Sales                     45,785               44,407             3.1%

Total Retail Sales-             37,030               35,421             4.5%
Residential                     12,063               11,457             5.3%
Commercial                      11,298               10,927             3.4%
Industrial                      13,420               12,786             5.0%

Total Wholesale Sales            8,755                8,986            -2.6%